SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 9, 2015

Pope Resources, A Delaware Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware	91-1313292
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

19950 Seventh Avenue NE, Suite 200, Poulsbo, Washington 98370
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code (360) 697-6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01	Regulation FD Disclosure

On March 9, 2015, Thomas Ringo, President and CEO, made a presentation at an investor meeting in Portland Oregon.  A copy of the presentation slides is available on the Company’s website (www.poperesources.com).  The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The Registrant does not assume any obligation to update such information in the future.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POPE RESOURCES, A DELAWARE LIMITED
PARTNERSHIP

DATE:	March 9, 2015	BY:	/s/ Thomas M. Ringo
Thomas M. Ringo
President, Chief Executive Officer and CFO, Pope
Resources, A Delaware Limited Partnership, and
Pope MGP, Inc., General Partner